UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 12, 2017

KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

001-33824	Delaware	26-0508760
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

151 S. El Camino Drive, Beverly Hills, California		90212
(Address of principal executive offices)		(Zip Code)

(310) 887-6400 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On October 12, 2017, Kennedy-Wilson Holdings, Inc., a Delaware corporation (“KWH”), held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, KWH stockholders voted to approve the issuance of shares of KWH common stock to shareholders of Kennedy Wilson Europe Real Estate plc (“KWE”) in connection with the proposed acquisition by KWH of the outstanding shares of KWE (other than shares owned by KWH or its subsidiaries or held in treasury) (the “Share Issuance Proposal”) by way of a scheme of arrangement under Article 125 of the Companies (Jersey) Law 1991 (the “Scheme”).

The following table reflects the results of the Special Meeting:

1. Proposal to adopt the Share Issuance Proposal

Shares Voted	For	Against	Abstain
102,685,953	102,102,893	448,502	134,558

Stockholder action on a second proposal to approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Share Issuance Proposal, was not required, and no vote tabulation was taken on such proposal.

Item 8.01 Other Events.
A court hearing to sanction the Scheme is expected to take place on October 18, 2017 and the Scheme is expected to become effective on October 20, 2017.

Additional Information and Where to Find It

To the extent KWH effects the acquisition of KWE (the “Transaction”) as a scheme of arrangement under Jersey law, the issuance of KWH common stock in connection with the Transaction would not be expected to require registration under the Securities Act as a result of an exemption provided by Section 3(a)(10) under the Securities Act. In the event that KWH determines to effect the Transaction pursuant to a takeover offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, it will file a registration statement with the SEC containing a prospectus with respect to the shares that would be issued in such transaction. INVESTORS AND SECURITY HOLDERS OF KWH ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT KWH WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KWH, THE PROPOSED ISSUANCE OF KWH COMMON STOCK AND THE TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed issuance of shares of KWH common stock and the Transaction (when they become available), and, if required, the registration statement/prospectus and other documents filed by KWH with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at KWH’s website, ir.kennedywilson.com, or by contacting KWH’s Investor Relations department in writing at 151 S. El Camino Drive, Beverly Hills, CA 90212.

Forward-Looking Statements

This Current Report on Form 8-K, and the documents incorporated by reference into this Current Report, contains “forward-looking” statements concerning future events and financial performance. These forward-looking statements are necessarily estimates reflecting the judgment of senior management based on current estimates, expectations, forecasts and projections and include comments that express current opinions about trends and factors that may impact future operating results. Disclosures that use words such as “believe,” “anticipate,” “estimate,” “intend,” “could,” “plan,” “expect,” “project” or the negative of these, as well as similar expressions, are intended to identify forward-looking statements.

Forward-looking statements are not guarantees of future performance, rely on a number of assumptions concerning future events, many of which are outside of the companies’ control, and involve known and unknown risks and uncertainties that could cause actual results, performance or achievement, or industry results, to differ materially from any future results, performance or achievements, expressed or implied by such forward-looking statements. No assurance can be given that the proposed Transaction will happen as anticipated or at all. In evaluating these statements, you should specifically consider the risks referred to in KWH’s filings with the SEC, including KWH’s Form 10-K, which are available on KWH’s website and at www.sec.gov, including, but not limited to, the following factors: the occurrence of any event, change or other circumstance that could result in abandonment of the Transaction; the inability to complete the Transaction in a timely manner or at all; difficulties in successfully integrating the two companies following completion of the Transaction and the risk of not fully realizing expected synergies from the Transaction in the time frame expected or at all; the risk that the announcement and pendency of the Transaction disrupts current plans and operations, increases operating costs, results in management distraction or difficulties in establishing and maintaining relationships with third parties or makes employee retention and incentivization more difficult; the outcome of any legal proceedings that may be instituted against the companies in connection with the announcement and pendency of the Transaction; any limitations on the companies’ ability to operate their businesses during the pendency of the Transaction; disruptions in general economic and business conditions, particularly in geographies where the companies’ respective businesses may be concentrated; volatility and disruption of the capital and credit markets, higher interest rates, higher loan costs, less desirable loan terms and a reduction in the availability of mortgage loans, all of which could increase costs and could limit the companies’ ability to acquire additional real estate assets; continued high levels of, or increases in, unemployment and general slowdowns in commercial activity; the companies’ leverage and ability to refinance existing indebtedness or incur additional indebtedness; an increase in the companies’ debt service obligations; the companies’ ability to generate a sufficient amount of cash from operations to satisfy working capital requirements and to service their existing and future indebtedness; the companies’ ability to achieve improvements in operating efficiency; foreign currency fluctuations; adverse changes in the securities markets; the companies’ ability to retain their senior management and attract and retain qualified and experienced employees; the companies’ ability to retain major clients and renew related contracts; trends in use of large, full-service commercial real estate providers; changes in tax laws in the United States, Europe or Japan or other jurisdictions that reduce or eliminate deductions or other tax benefits the companies receive; the possibility that future acquisitions may not be available at favorable prices or upon advantageous terms and conditions; the companies’ ability to dispose of assets; and costs relating to the acquisition of assets the companies may acquire could be higher than anticipated. Except as required by law, KWH does not intend to update publicly any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.
By:    /s/ Justin Enbody
Name:    Justin Enbody

Title:	Chief Financial Officer

Date: October 12, 2017